Exhibit 21

JURISDICTION
IN WHICH
2006 SUBSIDIARY	ORGANIZED
1. A.V. CHEMIE GMBH	SWITZERLAND
2. ADC PHILIPPINES, INC.	PHILIPPINES
3. ADESPAN S.R.L.	ITALY
4. ADESPAN U.K. LIMITED	UNITED KINGDOM
5. AUSTRACOTE PTY LTD.	AUSTRALIA
6. AVERY (CHINA) COMPANY LIMITED	CHINA
7. AVERY CORP.	U.S.A.
8. AVERY de MEXICO S.A. de C.V.	MEXICO
9. AVERY DENNISON HOLDINGS (MALTA) LIMITED	MALTA
10. AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS
11. AVERY DENNISON (BANGLADESH) LTD.	BANGLADESH
12. AVERY DENNISON (FIJI) LIMITED	FIJI
13. AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA
14. AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
15. AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
16. AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
17. AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
18. AVERY DENNISON (IRELAND) LIMITED	IRELAND
19. AVERY DENNISON (KUNSHAN) CO., LIMITED	CHINA
20. AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
21. AVERY DENNISON (QINGDAO) CONVERTED PRODUCTS LIMITED	CHINA
22. AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA
23. AVERY DENNISON (THAILAND) LTD.	THAILAND
24. AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
25. AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
26. AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
27. AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
28. AVERY DENNISON BELGIE BVBA	BELGIUM
29. AVERY DENNISON BV	NETHERLANDS
30. AVERY DENNISON C.A.	VENEZUELA
31. AVERY DENNISON CANADA INC.	CANADA
32. AVERY DENNISON CHILE S.A.	CHILE
33. AVERY DENNISON COLOMBIA S. A.	COLUMBIA
34. AVERY DENNISON CONVERTED PRODUCTS de MEXICO, S.A. de C.V.	MEXICO
35. AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. de C. V.	EL SALVADOR
36. AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
37. AVERY DENNISON de ARGENTINA S.A.	ARGENTINA
38. AVERY DENNISON DEUTSCHLAND GmbH	GERMANY
39. AVERY DENNISON do BRASIL LTDA.	BRAZIL
40. AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
41. AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GmbH & Co KG	GERMANY
42. AVERY DENNISON FINANCE BELGIUM BVBA	BELGIUM
43. AVERY DENNISON FINANCE FRANCE S. A. S.	FRANCE
44. AVERY DENNISON FINANCE GERMANY GmbH	GERMANY
45. AVERY DENNISON FINANCE LUXEMBOURG II S.A.R.L	LUXEMBOURG
46. AVERY DENNISON FINANCE LUXEMBOURG S.A.R.L.	LUXEMBOURG
47. AVERY DENNISON FOUNDATION	U.S.A.

JURISDICTION
IN WHICH
2006 SUBSIDIARY	ORGANIZED
48. AVERY DENNISON FRANCE S.A.S.	FRANCE
49. AVERY DENNISON G HOLDINGS I COMPANY	U.S.A.
50. AVERY DENNISON G HOLDINGS III COMPANY	U.S.A.
51. AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
52. AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
53. AVERY DENNISON GROUP DANMARK ApS	DENMARK
54. AVERY DENNISON GROUP SINGAPORE (Pte) Limited	SINGAPORE
55. AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
56. AVERY DENNISON HOLDING AG	SWITZERLAND
57. AVERY DENNISON HOLDING GmbH	GERMANY
58. AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
59. AVERY DENNISON HOLDINGS LIMITED	AUSTRALIA
60. AVERY DENNISON HOLDINGS NEW ZEALAND LIMITED	NEW ZEALAND
61. AVERY DENNISON HONG KONG BV	NETHERLANDS
62. AVERY DENNISON HUNGARY LIMITED	HUNGARY
63. AVERY DENNISON IBERICA, S.A.	SPAIN
64. AVERY DENNISON INVESTMENTS LUXEMBOURG S.a.r.l.	LUXEMBOURG
65. AVERY DENNISON INVESTMENTS THE NETHERLANDS BV	NETHERLANDS
66. AVERY DENNISON ITALIA S.R.L.	ITALY
67. AVERY DENNISON KOREA LIMITED	KOREA
68. AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG
69. AVERY DENNISON MANAGEMENT GmbH	GERMANY
70. AVERY DENNISON MANAGEMENT KGaA	LUXEMBOURG
71. AVERY DENNISON MANAGEMENT LUXEMBOURG S.A.R.L.	LUXEMBOURG
72. AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
73. AVERY DENNISON MATERIALS GmbH	GERMANY
74. AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
75. AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
76. AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
77. AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
78. AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
79. AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
80. AVERY DENNISON MOROCCO SARL	MOROCCO
81. AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
82. AVERY DENNISON NETHERLANDS INVESTMENT III BV	NETHERLANDS
83. AVERY DENNISON NETHERLANDS INVESTMENT VI BV	NETHERLANDS
84. AVERY DENNISON NORDIC ApS	DENMARK
85. AVERY DENNISON NORGE A/S	NORWAY
86. AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM
87. AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
88. AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
89. AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
90. AVERY DENNISON OFFICE PRODUCTS de MEXICO, S.A. de C.V.	MEXICO
91. AVERY DENNISON OFFICE PRODUCTS EUROPE GmbH	SWITZERLAND
92. AVERY DENNISON OFFICE PRODUCTS FRANCE S. A. S.	FRANCE
93. AVERY DENNISON OFFICE PRODUCTS ITALIA S.r.l.	ITALY
94. AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM

JURISDICTION
IN WHICH
2006 SUBSIDIARY	ORGANIZED
95. AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
96. AVERY DENNISON OFFICE PRODUCTS U.K. LTD.	UNITED KINGDOM
97. AVERY DENNISON OSTERREICH GMBH	AUSTRIA
98. AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
99. AVERY DENNISON OVERSEAS CORPORATION (JAPAN BRANCH)	JAPAN
100. AVERY DENNISON PENSION TRUSTEE LIMITED	UNITED KINGDOM
101. AVERY DENNISON PERU S. R. L.	PERU
102. AVERY DENNISON POLSKA SP. Z O.O.	POLAND
103. AVERY DENNISON PRAHA SPOL. R. O.	CZECH REPUBLIC
104. AVERY DENNISON REFLECTIVES DO BRAZIL LTDA.	BRAZIL
105. AVERY DENNISON RETAIL INFORMATION SERVICES de MEXICO, S. A. de C.V.	MEXICO
106. AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S. A.	DOMINICAN REPUBLIC
107. AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
108. AVERY DENNISON RFID COMPANY	U.S.A.
109. AVERY DENNISON RINKE GmbH	GERMANY
110. AVERY DENNISON RIS KOREA LTD.	KOREA
111. AVERY DENNISON RIS LANKA (PRIVATE) LIMITED	SRI LANKA
112. AVERY DENNISON SCANDINAVIA ApS	DENMARK
113. AVERY DENNISON SCHWEIZ AG	SWITZERLAND
114. AVERY DENNISON SECURITY PRINTING EUROPE ApS	DENMARK
115. AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
116. AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE
117. AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
118. AVERY DENNISON SUOMI OY	FINLAND
119. AVERY DENNISON SVERIGE AB	SWEDEN
120. AVERY DENNISON SYSTEMES d’ETIQUETAGE FRANCE S.A.S.	FRANCE
121. AVERY DENNISON TAIWAN LIMITED	TAIWAN
122. AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
123. AVERY DENNISON VERMOGENSVERWALTUNGS GmbH & Co K.G.	GERMANY
124. AVERY DENNISON ZWECKFORM AUSTRIA GmbH	AUSTRIA
125. AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GmbH	GERMANY
126. AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GmbH	GERMANY
127. AVERY DENNISON ZWECKFORM UNTERSTUTZUNGSKASSE GmbH	GERMANY
128. AVERY DENNISON, S.A. de C.V.	MEXICO
129. AVERY DENNISON-MAXELL K. K.	JAPAN
130. AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
131. AVERY GUIDEX LIMITED	UNITED KINGDOM
132. AVERY HOLDING LIMITED	UNITED KINGDOM
133. AVERY HOLDING S.A.S.	FRANCE
134. AVERY OFFICE PRODUCTS PUERTO RICO LLC	PUERTO RICO
135. AVERY PACIFIC LLC	U.S.A.
136. AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
137. AVERY, INC.	U.S.A.
138. DENNISON COMERCIO, IMPORTACAS E EXPORTACAO LTDA.	BRAZIL
139. DENNISON DEVELOPMENT ASSOCIATES	U.S.A.
140. DENNISON INTERNATIONAL COMPANY	U.S.A.
141. DENNISON MANUFACTURING COMPANY	U.S.A.

JURISDICTION
IN WHICH
2006 SUBSIDIARY	ORGANIZED
142. INDUSTRIAL DE MARCAS LTDA	COLOMBIA
143. JAC (U.K.) LIMITED	UNITED KINGDOM
144. JAC ASIA PACIFIC PTY LTD.	AUSTRALIA
145. JAC ASIA PACIFIC SDN BHD	MALAYSIA
146. JAC AUSTRALIA PTY LTD.	AUSTRALIA
147. JAC CARIBE C.s.Z.	DOMINICAN REPUBLIC
148. JAC DO BRASIL LTDA.	BRAZIL
149. JAC NEW ZEALAND LIMITED	NEW ZEALAND
150. JACKSTADT FRANCE S.N.C.	FRANCE
151. JACKSTADT FRANCE SARL	FRANCE
152. JACKSTADT GmbH	GERMANY
153. JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
154. JACKSTADT VERMOGENSVERWALTUNGS GmbH	GERMANY
155. L&E AMERICAS SERVICIOS, S. A. de C.V.	MEXICO
156. L&E PACKAGING FAR EAST LIMITED	HONG KONG
157. MODERN MARK INTERNATIONAL LIMITED	HONG KONG
158. MONARCH INDUSTRIES, INC.	U.S.A.
159. PT AVERY DENNISON INDONESIA	INDONESIA
160. PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA
161. RF IDENTICS, INC.	U.S.A.
162. RINKE DIS TISCARET LTD (SIRKETI)	TURKEY
163. RINKE ETIKET SERVIS SANAYI VE TICARET LTD SIRKETI	TURKEY
164. RINKE FAR EAST LTD	HONG KONG
165. RIPRO FAR EAST LTD	HONG KONG
166. RVL AMERICAS, S de R.L. de C.V.	MEXICO
167. RVL CENTRAL AMERICA, S. A.	GUATEMALA
168. RVL PACKAGING FAR EAST LIMITED	HONG KONG
169. RVL PACKAGING INDIA PRIVATE LIMITED	INDIA
170. RVL PACKAGING MIDDLE EAST F.Z.C.	UNITED ARAB EMIRATES
171. RVL PACKAGING SINGAPORE PTE LTD.	SINGAPORE
172. RVL PACKAGING TAIWAN LTD.	TAIWAN
173. RVL PACKAGING, INC.	U.S.A.
174. RVL PHILIPPINES, INC.	PHILIPPINES
175. RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
176. RVL PRINTED LABELS, LLC	U.S.A.
177. RVL SERVICE, S. DE R. L. de C. V.	MEXICO
178. SECURITY PRINTING DIVISION, INC.	U.S.A.
179. STIMSONITE AUSTRALIA PTY LIMITED	AUSTRALIA
180. TIADECO PARTICIPACOES, LTDA.	BRAZIL
181. UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG
182. WORLDWIDE RISK INSURANCE, INC.	U.S.A.

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